UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: October 3, 2006 (Date of earliest event reported: October 2, 2006)
LAZY DAYS’ R.V. CENTER, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)
6130 Lazy Days Boulevard Seffner, Florida 33584-2968 (Address of Principal Executive Offices, including Zip Code)
(800) 626-7800 (Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) After 25 years of valued service with Lazy Days’ R.V. Center, Inc. (the “Company”), Charles Thibault, the Company’s Chief Financial Officer, has retired effective October 2, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 3, 2006

                                                   LAZYDAYS' R.V. CENTER, INC.

                                   By: /s/ John Horton
                                   Name: John Horton
                                   Title:  Chief Executive Officer